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                                                                    EXHIBIT 10.3

                     DESIGNATION OF SUCCESSOR ESCROW AGENT
                    AND ASSIGNMENT AND ASSUMPTION AGREEMENT

     THIS DESIGNATION OF SUCCESSOR ESCROW AGENT AND ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Agreement") is entered into this 23rd day of October, 1996, by and among FIRST TRUST OF CALIFORNIA, NATIONAL ASSOCIATION ("First Trust of California"), CRONOS CAPITAL CORP. (the "General Partner"), GENERAL PARTNER OF CRONOS GLOBAL INCOME FUND XVI, L.P. (the "Partnership"), CRONOS SECURITIES CORP. ("CSC"), and UNION BANK OF CALIFORNIA, N.A. ("Union Bank of California").

                                    RECITALS

     A. The General Partner of the Partnership, CSC and First Trust of California (as legal successor to Bank of America N.T. and S.A., Escrow Agent) are parties to that certain Escrow Agreement dated October 17, 1995 (the "Escrow Agreement") pursuant to which the General Partner, on behalf of the Partnership, has established an escrow (the "Escrow"). The Escrow Agreement was entered into pursuant to the terms of the Escrow Agreement and Instructions for Cronos Global Income Fund XVI, L.P., dated October 17, 1995 and the General Partner of the Partnership, CSC, and First Trust of California are parties, have established an escrow into which certain documents and/or funds have been or shall be deposited as provided in the Escrow Agreement.

     B. By letter dated October 21, 1996, the Escrow Agreement between the General Partner of the Partnership, CSC, and First Trust of California shall be cancelled, which cancellation shall be effective as of November 1, 1996.

     C. As provided in the Escrow Agreement, the General Partner of the Partnership and CSC desire to appoint Union Bank of California as successor escrow agent under the Escrow Agreement.

     D. First Trust of California agrees to assign to Union Bank of California, and Union Bank of California agrees to assume from First Trust of California, all of First Trust of California's estates, properties, rights, powers, duties, trusts and obligations as escrow agent under the Escrow Agreement.

     E. The General Partner, CSC, and Union Bank of California further desire to transfer the escrow funds and/or documents to an escrow to be established by Union Bank of California.

                 THE PARTIES HERETO THEREFORE AGREE AS FOLLOWS:

     1. Designation of Successor Escrow Agent. The General Partner of the Partnership and CSC hereby agree to appoint Union Bank of California as successor escrow agent, which appointment is hereby consented to by Union Bank of California, effective as of the Effective Date. The General Partner of the Partnership and CSC further agree that the designation of Union Bank of California as successor escrow agent in this Agreement shall satisfy all requirements for such designation of a successor escrow agent as set forth in the Resignation of Escrow Agent section of the Escrow Agreement.

     2. Assignment and Assumption. First Trust of California hereby assigns to Union Bank of California and Union Bank of California hereby assumes from First Trust of California, all estates, properties, rights, powers, duties and trusts of First Trust of California as an escrow agent under the Escrow Agreement, which assignment and assumption shall be effective as of the Effective Date. Union Bank of California covenants to perform all remaining obligations of First Trust of California under the Escrow Agreement and, Union Bank of California shall be entitled to all the rights and benefits of First Trust of California as escrow agent under the Escrow Agreement. Union Bank of

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California further agrees to be bound by all the terms and conditions of the
Escrow Agreement, and shall be deemed to be a party thereto, as of the Effective Date.

     3. Transfer of Escrow Funds and/or Documents. Union Bank of California shall establish at its offices an escrow under the terms and conditions of the Escrow Agreement for the purpose of receiving any of the escrow funds and/or documents currently held by First Trust of California. On the Effective Date, First Trust of California shall transfer to Union Bank of California any such escrow funds and/or documents currently held by First Trust of California in Escrow.

     4. First Trust of California and Union Bank of California agree that Union Bank of California shall accept into escrow any checks for subscription for Units in the Partnership made payable to Bank of America (legal predecessor to First Trust of California) or First Trust of California. First Trust of California and Union Bank of California shall take any and all steps necessary to implement this agreement.

     5.  Indemnities.

     5.1 First Trust of California Indemnity. First Trust of California shall indemnify, save, hold and defend Union Bank of California and its respective successors and assigns harmless from and against any and all liabilities, obligations, claims, demands, judgments, causes of action, damages, costs, losses, and expenses (including attorney's fees and court costs) arising out of or pertaining to any breach of or failure to perform any obligation of First Trust of California hereunder or under the Escrow Agreement that occurred or accrued prior to the Effective Date of the assignment and assumption contained in this Agreement.

     5.2 Union Bank of California Indemnity. Union Bank of California shall indemnify, save, hold, and defend First Trust of California and its respective successors and assigns harmless from and against any and all liabilities, obligations, claims, demands, judgments, causes of action, damages, costs, losses, and expenses (including attorneys' fees and court costs) arising out of or pertaining to any breach of or failure to perform any obligation of First Trust of California under the Escrow Agreement that occurs or accrues upon or after the Effective Date of the assignment and assumption contained in this Agreement.

     6. Notices to Union Bank of California. All notices, requests, deliveries, and other communication to Union Bank of California hereunder or under the Escrow Agreement shall be addressed as follows (or at such other address as shall be given in writing by Union Bank of California to the other parties hereto):

                      Union Bank of California, N.A.
                      475 Sansome St.
                      San Francisco, CA 94111
                      Attn: Aran King
                      Fax No. (415) 291-7470
                      Telephone No. (415) 296-6684

     7. Counterparts. This agreement may be signed in any number of counterparts, each of which shall be an original, and all of which together shall be deemed one and the same instrument.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

                                         CRONOS CAPITAL CORP., General Partner
                                         of
                                         Cronos Global Income Fund XVI, L.P.

                                         By: /s/ Elinor A. Wexler
                                         ---------------------------------------
                                         Name:  Elinor A. Wexler
                                         Title:  Vice
                                         President -- Administration

                                         CRONOS SECURITIES CORP.

                                         By: /s/ Elinor A. Wexler
                                         ---------------------------------------
                                         Name:  Elinor A. Wexler
                                         Title:  Vice President

                                         FIRST TRUST OF CALIFORNIA, N.A.
                                         As Legal Successor to Bank of America
                                         N.T. & S.A.

                                         By: /s/ Raafat A. Sarkis
                                         ---------------------------------------
                                         Name:  Raafat A. Sarkis
                                         Title:  Vice President

                                         UNION BANK OF CALIFORNIA, N.A.

                                         By: /s/ Moon Shil Lee
                                         ---------------------------------------
                                         Name:  Moon Shil Lee
                                         Title:  Vice President

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